THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, RESTATED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), DATED AS OF MARCH 1, 2012, BETWEEN AR CAPITAL, LLC, AND RBS CITIZENS, N.A., AS AGENT, TO THE “SENIOR DEBT” (AS DEFINED THEREIN), AND EACH Holder OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER, AMERICAN REALTY CAPITAL TRUST, INC., OR A SUBSIDIARY THEREOF; OR (B) TO A PERSON THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE). THIS INSTRUMENT IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

THE SHARES OF COMMON STOCK OF THE ISSUER, AMERICAN REALTY CAPITAL TRUST INC. ISSUABLE UPON CONVERSION OF THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES OF COMMON STOCK OF THE ISSUER ISSUED UPON CONVERSION OF THIS INSTRUMENT EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) UNDER A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); OR (D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THE SHARES OF COMMON STOCK OF THE ISSUER ISSUED UPON CONVERSION OF THIS INSTRUMENT, FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

$[__________][1]	[_______], 2012

FORM OF PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Obligor”), promises to pay to AR CAPITAL, LLC, a Delaware limited liability company (the “Holder”), at its address at 405 Park Avenue, New York, New York 10022, or such other place as the Holder may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds (or, at the election of Holder, in the form of fully paid and non-assessable shares (“Shares”) of common stock of the Obligor (“Common Stock”) as set forth in Section 3 below), the aggregate amount of [_________________________] DOLLARS in accordance with the provisions of this Promissory Note (this “Note”). Capitalized terms have the meanings ascribed such terms herein.

1.	Interest.

The Obligor shall pay to the Holder interest on the principal amount of this Note, accruing from the date hereof or from the most recent date on which interest has been paid or provided for, at a rate equal to [___]%2 per annum, payable quarterly in arrears on each March 31, June 30, September 30 and December 31 during the term of this Note, commencing on [__________]3.

2.	Payment of Principal.

(a)	Scheduled Payment. Subject to Section 5, the Obligor will pay the outstanding principal amount of this Note on [__________], 2015[4] (the “Maturity Date”), together with any accrued and unpaid interest thereon.

(b)	Mandatory Prepayment.

(i)	Subject to Section 5, the Holder shall have the right to require that the Obligor prepay the outstanding principal amount of this Note (including all accrued and unpaid interest thereon) with the Net Cash Proceeds of any Asset Sale. Within three (3) Business Days after the receipt of any Net Cash Proceeds in respect of any Asset Sale, the Obligor shall send to the Holder a notice stating: (a) that an Asset Sale that has generated Net Cash Proceeds has occurred and that the Holder has the right to require the Obligor to prepay the outstanding principal amount of this Note plus accrued but unpaid interest in an amount equal to such Net Cash Proceeds (which amount will be specified in dollars); (b) the circumstances and relevant facts regarding such Asset Sale (including information with respect to pro forma historical income, cash flow and capitalization, each after giving effect to such Asset Sale); (c) the prepayment date (which shall be not earlier than fifteen (15) calendar days nor later than thirty (30) calendar days from the date such notice is mailed; and (d) the instructions determined by the Obligor, consistent with this Section 2(b), that the Holder must follow in order to have this Note prepaid.

[1]	To be the amount equal to 15% of the amount, if any, by which (a) the market value of the Common Stock, based on the average market value of the shares issued and outstanding at listing over the 30 trading days beginning 180 days after shares of Common Stock are first listed or included for quotation on a national exchange (the “Average Market Value”) plus distributions paid by the Obligor from and after May 21, 2008 and prior to such listing, exceeds (b) the sum of the total amount of capital raised from stockholders during the Obligor’s initial public offering on a “best efforts” basis and the amount of cash flow necessary to generate a 6.0% annual cumulative, non-compounded return to such stockholders through the date of listing.
[2]	To be the applicable federal rate established by the Internal Revenue Service on the date of this Note.
[3]	To be the date that is the last day of the quarter during which this Note is issued.
[4]	To be the date that is the three-year anniversary of the date of this Note.

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(ii)	If the Holder elects to have all or a portion of this Note prepaid, it will be required to provide a notice to the Obligor (at the address specified in the notice from the Obligor to the Holder) specifying the amount of this Note it desires to have prepaid and, if the entire Note is to be prepaid, the Holder shall be required to surrender this Note, in each case at least three (3) Business Days prior to the prepayment date.

3.	Optional Conversion.

(a)	Conversion Right. The Holder may, by written notice to the Obligor (a “Conversion Notice”) delivered no later than five (5) Business Days following the Maturity Date, elect to convert all or any portion of the outstanding principal amount of this Note into Shares (the “Conversion Right”). The number of Shares to be issued upon conversion will be determined by dividing (i) the outstanding principal amount of this Note by (ii) $[__________][5] (the “Conversion Price”); provided, however, that the number of Shares issuable under this Note and the Conversion Price are subject to adjustments as provided herein, and all references to “Shares” and “Conversion Price” herein shall be deemed to include any such adjustment or series of adjustments.

(b)	Conversion Notice Requirements. Any such Conversion Notice must be given to the Obligor in accordance with the notice requirements of Section 13(a) below by 5:00 PM, Eastern Time, on any Business Day to be effective as of such date, and any delivery of such Conversion Notice after 5:00 PM, Eastern Time, shall be effective as of the next succeeding Business Day.

(c)	Delivery of Shares. Within three (3) Business Days after its receipt of a Conversion Notice, the Obligor shall deliver to or upon the written order of the Holder, a certificate or certificates for the number of Shares issuable upon such conversion electronically through the Depositary Trust Company or another established clearing corporation performing similar functions.

(d)	Effect of Conversion. Upon any conversion of all or any portion of the outstanding principal amount of this Note (including all accrued and unpaid interest thereon), the rights of the Holder with respect to the outstanding principal amount (including all accrued and unpaid interest thereon) hereunder converted into Shares shall cease and the Holder shall be deemed to have become the owner of the Shares into which such principal amount shall have been converted and such converted principal amount (including all accrued and unpaid interest thereon) shall be extinguished and deemed to have been forgiven or repaid and shall no longer be outstanding. In the case of a partial conversion of the outstanding principal amount of this Note, the Obligor shall deliver to the Holder, together with the certificates delivered pursuant to clause (c) above, cash payment, by wire transfer in immediately available funds to an account designated in writing by the Holder, an amount equal to the remaining outstanding principal amount of this Note, if any.

[5]	To be the Average Market Value (as defined in FN 1).

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(e)	Fractional Shares. The Obligor will not issue a fractional Share upon conversion of this Note. Instead the Obligor shall pay the Holder, in cash by wire transfer in immediately available funds to an account designated in writing by the Holder, an amount equal to the remaining outstanding principal amount of this Note, if any.

(f)	Certain Covenants of the Obligor.

(i)	The Obligor shall, from time to time as may be necessary, reserve out of its authorized but unissued Common Stock or shares of Common Stock held in treasury, a sufficient number of shares of Common Stock, free of preemptive rights, to permit the conversion of this Note pursuant to Section 3(a).

(ii)	All shares of Common Stock delivered upon conversion of this Note shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien, adverse claim or other encumbrance.

(iii)	The Obligor shall endeavor to comply promptly with all applicable federal and state securities laws regulating the issuance and delivery of shares of Common Stock upon the conversion of this Note.

(iv)	The Obligor shall use its commercially reasonable efforts to ensure that at all times it has shares of its Common Stock deliverable upon a conversion of this Note approved for listing with The NASDAQ Stock Market (“NASDAQ”), or if the Common Stock is no longer so listed on NASDAQ on the New York Stock Exchange (or its successor). Following any conversion of this Note, to the extent the listing of the shares of Common Stock delivered upon such conversion has not been so approved, the Obligor shall promptly comply with the listing requirements of the applicable securities exchange.

(v)	The Obligor shall issue the Shares upon a conversion of this Note (a) pursuant to an effective shelf registration statement (a “Shelf Registration Statement”) or (b) if a Shelf Registration Statement is not then effective, the Obligor will enter into a registration rights agreement with the Holder (the “Registration Rights Agreement”) on terms and subject to conditions reasonably satisfactory to the Holder, pursuant to which the Obligor will agree, for the benefit of the Holder, that, among other things, (i) it will, at the Obligor’s cost, within 90 days after the conversion of this Note, file a Shelf Registration Statement with the Securities and Exchange Commission (the “Commission”) with respect to resales of the Shares and will use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective within 180 days after such conversion of this Note, and (ii) it will use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in, and in accordance with, the Registration Rights Agreement.

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(g)	Ownership Limit. Notwithstanding any other provision of this Note to the contrary, the Holder shall be entitled to convert this Note for Common Stock to the extent that the receipt of such Common Stock would not violate any of the limitations on ownership of Common Stock contained in the Charter. Any attempted conversion of this Note that would result in the issuance of Common Stock in excess of such ownership limits in the absence of an exemption shall be void to the extent of the number of shares of Common Stock that would cause such violation and this Note or portion thereof shall be returned to the Holder as promptly as practicable. The Obligor shall have no further obligation to the Holder with respect to such voided conversion and such portion of this Note shall be treated as if it had not been submitted for conversion. The Holder may resubmit this Note for conversion of such rejected portion thereof at a later date subject to compliance with the terms hereof and the ownership limits set forth in the Charter.

4.	Adjustments and Other Rights. The Conversion Price and the number of Shares issuable upon conversion of the outstanding principal amount of this Note shall be subject to adjustment from time to time as follows:

(a)	Adjustments. If any distribution, dividend, repurchase of shares, spin-off, merger, reorganization, consolidation or sale, or any offering or issuance or sale of warrants, rights, or options, or any other action by the Obligor is taken with respect to its outstanding shares of Common Stock while this Note remains outstanding, the parties hereto agree in good faith to adjust (if necessary) the Conversion Price, to amend (if necessary) the terms of this Note and to provide for such conversion mechanics and to take such other actions that will preserve the intended economic benefits to the Holder of the Conversion Right.

(b)	No Adjustment.

(i)	The Obligor shall not be required to make any adjustment to the Conversion Price in accordance with the provisions of this Section 4 if the Holder is permitted and elects to participate, on an as-converted basis, in the transactions described in Section 4 (assuming for this purpose that the outstanding principal amount of this Note was convertible solely into a number of shares of Common Stock equal to the outstanding principal amount divided by the Conversion Price).

(ii)	Any provision of this Section 4 to the contrary notwithstanding, no adjustment in the Conversion Price or the number of Shares into which this Note is convertible shall be made if the amount of such adjustment would be less than one cent ($0.01) or one-tenth (1/10th) of a Share, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one cent ($0.01) or one-tenth (1/10th) of a Share, or more.

(iii)	Notwithstanding anything to the contrary contained herein, in addition to the other events set forth herein on account of which no adjustment to the Conversion Price shall be made, the applicable Conversion Price shall not be adjusted for: (a) the issuance of any Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Obligor and the investment of additional optional amounts in Common Stock under any plan; (b) the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan, employee agreement or arrangement or program of the Obligor; (c) the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the date this Note was first issued; (d) a change in the par value of the Common Stock and (e) accumulated and unpaid dividends or distributions.

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(c)	Notice of Adjustment. Whenever the Conversion Price is adjusted as herein provided, the Obligor shall promptly prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the Holder within three (3) Business Days after the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

5.	Payment Restrictions; Subordination. Notwithstanding anything to the contrary set forth in this Note, any payment of principal, interest, or other amounts hereunder will be subject to the applicable restrictions contained in the Subordination Agreement.

6.	No Redemption or Prepayment. Except as set forth in Section 2(b), this Note is not subject to redemption or prepayment at the election of the Obligor.

7.	Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of this Note (if mutilated), or in lieu of or in substitution for this Note (if lost, stolen or destroyed), a new promissory note for the outstanding principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Obligor.

8.	Cancellation. After all amounts at any time owed under this Note have been paid in full (whether by payment in accordance with Section 2 or Section 3 hereof), the Holder shall surrender this Note to the Obligor for cancellation, and no other promissory note or instrument shall be reissued.

9.	Costs of Enforcement. In the event of the breach by the Obligor of any provision of this Note or the occurrence of an Event of Default, the Holder shall, subject to Section 5, be entitled to proceed to protect and enforce its rights hereunder by appropriate judicial proceedings and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. The Obligor shall reimburse the Holder for all reasonable costs and expenses incurred in connection with the protection and enforcement of its rights hereunder and collection of all amounts owing hereunder plus reasonable attorneys’ fees and expenses.

10.	Events of Default. For purposes of this Note, an “Event of Default” will be deemed to have occurred if:

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(a)	the Obligor defaults in the payment of any principal due under this Note pursuant to either Section 2(a), Section 2(b) or Section 3 hereof;

(b)	the Obligor defaults in the payment of any interest or other amounts (other than principal) due under this Note (unless such nonpayment is in accordance with Section 5) and such default has continued for longer than fifteen (15) days;

(c)	a Change of Control occurs with respect to the Obligor; or

(d)	a Bankruptcy Event occurs with respect to the Obligor.

11.	Remedies Upon an Event of Default. The Obligor shall, within five (5) Business Days after becoming aware thereof, notify the Holder of the occurrence of any Event of Default. If an Event of Default shall occur and be continuing, the Holder shall be entitled to declare all outstanding principal of this Note and accrued and unpaid interest through the date of such declaration to be immediately due and payable, by a notice in writing to the Holder. Upon any such declaration, (a) such principal and interest shall become due and payable immediately and (b) the Maturity Date shall be accelerated to the date of such acceleration.

12.	Definitions.

(a)	“Asset Sale” means any transaction or series of transactions whereby: (i) the Obligor or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its direct or indirect ownership of any real estate asset, real estate related loan or other investment or portion thereof, including any event with respect to any real estate asset that gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Obligor or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all the direct or indirect interest of the Obligor or the Operating Partnership in any joint venture in which it is a co-venturer, member or partner; (iii) any joint venture directly or indirectly (except as described in other subsections of this definition) in which the Obligor or the Operating Partnership as a co-venturer, member or partner sells, grants, transfers, conveys, or relinquishes its direct or indirect ownership of any real estate asset or portion thereof, including any event with respect to any real estate asset which gives rise to insurance claims or condemnation awards; or (iv) the Obligor or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its direct or indirect interest in any real estate related loan or portion thereof (including with respect to any real estate related loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) and any event which gives rise to a significant amount of insurance proceeds or similar awards in connection therewith; or (v) the Obligor or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its direct or indirect ownership of any other investment asset not previously described in this definition or any portion thereof.\

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(b)	“Bankruptcy Event of Default” means any of the following: (i) a case or proceeding shall have been commenced against the Obligor or the Operating Partnership seeking a decree or order in respect of the Obligor or the Operating Partnership, as applicable, (a) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy or other similar law, (b) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Obligor or the Operating Partnership, as applicable, or of any substantial part of the Obligor’s or the Operating Partnership’s, as applicable, assets, or (c) ordering the winding-up or liquidation of the affairs of the Obligor or the Operating Partnership, and such case or proceeding shall remain undismissed or unstayed for sixty (60) calendar days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) the Obligor or the Operating Partnership shall (a) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (b) fail to contest in a timely and appropriate manner or shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Obligor or the Operating Partnership, as applicable, or of any substantial part of any of the Obligor’s or the Operating Partnership’s, as applicable, assets, (c) make an assignment for the benefit of creditors, (d) take any corporate or partnership, as applicable, action in furtherance of any of the foregoing, or (e) admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

(c)	“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close.

(d)	“Change of Control” means any of the following: (i) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the issued and outstanding shares of capital Stock of the Obligor having the right to vote for the election of directors of the Obligor under ordinary circumstances; (ii) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the Obligor (together with any new directors whose election by the board of directors of the Obligor or whose nomination for election by the stockholders of the Obligor was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (iii) the Obligor shall cease to own and control all of the general partner interest in the Operating Partnership; or (iv) the Operating Partnership shall cease to own and control all of the economic and voting rights associated with all of the outstanding equity interests of each of its subsidiaries (other than those subsidiaries of the Operating Partnership owned through a joint venture).

(e)	“Charter” means the Articles of Amendment and Restatement of the Obligor, as amended, as in effect on the date hereof.

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(f)	“Net Cash Proceeds” means the aggregate proceeds paid in cash received by the Obligor in connection with any Asset Sale, net of (i) direct costs (including legal and accounting fees, sales commissions and underwriting discounts and all title and recording expenses), (ii) all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence thereof, (iii) all payments made by the Obligor on any indebtedness that is secured by the assets subject to such Asset Sale in accordance with the terms of any lien upon or with respect to such assets or that must, by the terms of such lien or by applicable law, be repaid out of the proceeds from such Asset Sale and (iv) a reasonable reserve for the after-tax costs of any indemnification payments (fixed or contingent) attributable to the seller’s indemnities to the purchaser undertaken by the Obligor in connection with such Asset Sale. Upon release from reserve or escrow or payment of any amounts referred to in clause (iv) above that are released or paid to the Obligor or any reduction in the amount of taxes required to be accrued pursuant to clause (ii) above resulting in a payment to the Obligor, such amounts shall then be deemed to be “Net Cash Proceeds”.

(g)	“Operating Partnership” means American Realty Capital Operating Partnership, L.P., a Delaware limited partnership.

(h)	“Senior Agent” means RBS Citizens, N.A., in its capacity as administrative agent under the Senior Credit Agreement.

(i)	“Senior Credit Agreement” means the Credit Agreement, dated as of August 17, 2011, by and among the Obligor, the Operating Partnership, the Senior Agent and the lenders party thereto, as amended through the date hereof.

(j)	“Subordination Agreement” means the Subordination Agreement, dated as of the date hereof, by and among Holder, the Senior Agent and acknowledged by the Obligor.

13.	Miscellaneous.

(a)	Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given only if delivered (i) personally against written receipt, (ii) by facsimile transmission against facsimile confirmation, (iii) mailed by prepaid first class certified mail, return receipt requested, or (iv) mailed by prepaid overnight courier to the addresses set forth on the signature pages hereof. All such notices, requests, demands, waivers and other communications shall be deemed to have been given, (x) in the case of clauses (i) and (ii) above, on the date of such delivery and (y) in the case of clauses (iii) and (iv) above, when received.

(b)	Amendments; Waivers.

(i)	This Note may be altered, amended or waived only by prior written agreement signed by the party or parties against whom enforcement of any alteration, amendment or waiver is sought.

(ii)	No failure or delay by either party in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, no action taken pursuant to this Note shall be deemed to constitute a waiver by the party taking such action of compliance with any agreements contained in this Note. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

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(c)	Successors and Assigns. Neither party may assign or transfer this Note or any of its obligations or benefits under this Note (other than by operation of law) in any manner whatsoever without the prior written consent of the other party. The provisions hereof shall be binding upon the legal representatives, successors and permitted assigns of the Obligor and shall inure to the benefit of Holder and its successors by operation of law.

(d)	Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof that would require the application of any other law.

(e)	Entire Agreement. This Note and the other agreements and instruments referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto with respect to the subject matter hereof.

(f)	Severability. Any provision of this Note that is prohibited or unenforceable shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by applicable law. To the extent any provision of this Note is determined to be prohibited or unenforceable in any jurisdiction, the Obligor and the Holder agree to use commercially reasonable efforts to substitute one or more valid, legal and enforceable provisions that, insofar as practicable, implement the purposes and intent of the prohibited or unenforceable provision.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the day and year first above written.

THE OBLIGOR:

AMERICAN REALTY CAPITAL TRUST, INC.

By: ______________________________

Name:
Title:

Address for Notices:

American Realty Capital Trust, Inc.
405 Park Avenue
New York, New York 10022
Facsimile No.: (212) 421-5799
Attention: William M. Kahane

AGREED TO AND ACCEPTED:

Holder:

AR CAPITAL, LLC

By: _____________________________
        Name:
        Title:

Address for Notices:

AR Capital, LLC
405 Park Avenue
New York, New York 10022
Facsimile No.: (212) 421-5799
Attention: Nicholas S. Schorsch

[Signature Page to Promissory Note]